UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                     December 15, 2005 (December 15, 2005)

                               Global Signal Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                  001-32168                   65-0652634
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


301 North Cattlemen Road, Suite 300, Sarasota, Florida             34232
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
                                                   -----------------------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

         On December 15, 2005, Global Signal Inc. issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that its Board of Directors has declared a quarterly cash dividend on its common stock of $0.50 per share for the quarter ending December 31, 2005, payable on January 19, 2006 to holders of record of Global Signal's common stock as of January 5, 2006.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press release dated December 15, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GLOBAL SIGNAL INC.
                                       (Registrant)


                                       /s/ Jeffrey A. Klopf
                                       --------------------
                                       Jeffrey A. Klopf
                                       Executive Vice President, General Counsel
                                       and Secretary



Date: December 15, 2005

EXHIBIT INDEX

Exhibit Number                    Exhibit
--------------                    -------

99.1                              Press release dated December 15, 2005.